UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07391

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2004

Date of reporting period:  October 31, 2004


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Multi-Sector Fixed Income
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


AllianceBernstein Global Strategic Income Trust


Annual Report -- October 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 22, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Strategic Income Trust (the "Fund") for the annual reporting period ended October 31, 2004.

Investment Objective and Policies

This open-end fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and foreign government securities and supranational entities, including lower-rated securities. The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) Global Aggregate Index for the six- and 12-month periods ended October 31, 2004. Also included in the table are returns for Fund's peer group, as represented by the Lipper Multi-Sector Income Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

For both the six- and 12-month periods ended October 31, 2004, the Fund outperformed the LB Global Aggregate Index, however, it underperformed the Lipper Average of similarly managed funds. The Fund's outperformance relative to the LB Global Aggregate Index during the 12-month reporting period was primarily the result of its overweighted allocation to both the high yield and emerging market sectors, which dramatically outperformed the investment-grade only sectors within the LB Global Aggregate Index. The Fund's underweighted holdings in Japanese government bonds (JGB's) also contributed positively to the Fund's relative performance as JGB's underperformed.

Detracting from performance for the six- and 12-month periods was the Fund's more conservative interest rate risk profile. Although the Fund had a longer duration in credit (emerging market and high yield), the Fund had a substantially shorter position in interest rate risk, with expectations that interest rates would rise. However, lower consumer confidence and sluggish employment growth during the summer delayed rate hikes by the Federal Reserve and kept interest rates relatively low. In addition, the management team reduced the Fund's high yield allocation in favor of lower yielding, less interest-rate sensitive bank loans. Both the Fund's shorter position in interest rate duration and the Fund's shift from high yield to bank loans were designed to protect the Fund from the dampening effects of higher interest rates, which did not materialize. Also dampening performance was the Fund's exposure to the airline industry within its high yield allocation.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 1


Market Review and Investment Strategy

Bond markets during the annual reporting period were marked by intra-period volatility as changing perceptions of the direction of the U.S. and global economy effected global bond performance. Global bond markets rebounded strongly in the first quarter of 2004, as escalating geopolitical tensions and concerns regarding the sustainability of the U.S. economic recovery began to surface primarily due to a tepid job market. Early in April, however, bond markets sold off on a surprisingly strong 308,000 gain in March payroll employment, as well as less dovish comments from the Federal Reserve. Global yields moved up across the maturity spectrum as markets began to price in an eventual interest rate hike. By late June, weak economic data and the prospects of slower, more measured Federal Reserve tightenings bolstered the bond markets back into positive territory as the U.S. economy hit a mid-year slowdown.

For the annual reporting period, credit and higher yielding markets outperformed government securities. According to the LB Global Aggregate Index, Treasuries and agencies posted returns of 4.69% and 4.64%, respectively. Mortgage securities returned 5.51% for the year, supported by strong investor demand coupled with relatively low volatility. Investment-grade corporates posted a 6.00% return, benefiting from a stronger economy and improving credit fundamentals. Record free cash flow and improving profitability, plus declining leverage driven by a stronger economy, supported the corporate market.

Within the high-yield sector, improved balance sheets and access to capital led to strong returns. Yield-seeking investors in the low-rate environment helped to drive high-yield prices up, despite heavy issuance. For the annual period, the high-yield market posted a return of 12.32%, according to the LB High Yield Index. Credit quality continued to improve, resulting in declining default rates and more favorable upgrade/downgrade ratios. The Credit Suisse First Boston Bank Loan Index returned 5.96%.

The emerging market debt class, as represented by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), substantially outperformed the components within the Fund's holdings and returned a strong 12.94% for the reporting period. All emerging market countries represented within the JPM EMBI+ posted positive returns. The emerging debt markets benefited throughout the 12-month reporting period from lower global interest rates, higher commodity prices and improving emerging country fundamentals.

The Latin region at 15.04% outpaced non-Latin markets at 9.87%, as several Latin countries benefited from export demand and strong commodity prices, particularly oil, according to the JPM EMBI+. Sustained growth in the Latin region and a resulting decline in fiscal deficits improved their macroeconomic fundamentals.

Emerging market countries within the JPM EMBI+ that outperformed for the annual period included the oil-produc-


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


ing countries Ecuador, Venezuela and Brazil. During the 12-month period ended October 31, 2004, Ecuador returned 33.40%, Venezuela returned 30.30% and Brazil, which was upgraded by both Moody's Investors Service and Standard & Poor's rating agencies, returned 17.97%. Countries within the JPM EMBI+ that underperformed during the 12-month period ended October 31, 2004, were Morocco, which returned 4.23%, Malaysia at 6.19% and Peru at 6.61%.

Part of the management team's (the "team's") strategy during the annual reporting period ended October 31, 2004, was to significantly underweight the Fund's position in interest rate duration by selling forward U.S. Treasury futures. This strategy was based on the team's forecast for higher interest rates. The Fund was generally underweighted in non-U.S. governments as well. Additionally, the Fund's allocations to corporate and emerging market debt were significantly over-weighted.

Within the Fund's emerging market allocation, the team maintained its core holdings (Brazil, Mexico, Russia and Colombia). The Fund's exposure in Brazil was reduced as concerns surfaced that political scandal and the Central Bank's inability to lower interest rates would hurt economic growth. Those concerns proved to be misplaced, however, so Brazilian holdings have subsequently begun to be added back to the Fund's investment portfolio. Furthermore, gross domestic product in Brazil has remained high, easing worries about debt sustainability.

The Fund generally maintained an overweighted position in Russian debt early in the period as credit statistics continued to improve and Russia benefited from higher oil prices. In July, however, the Fund's Russian holdings were reduced as positive economic fundamentals were offset by administrative paralysis and the Yukos affair. Russia's Justice Ministry had seized the assets of Yukos, the country's largest oil producer, and was preparing to sell its main oil-producing unit in Siberia to recover payment of back taxes. Furthermore, there was a significant negative change in Russia's sovereign supply and demand technicals.

During the year, as spread dispersion among high yield industries narrowed, the Fund's high yield strategy turned more toward specific issuer selection and diversifying the Fund's holdings across industry sectors. The team focused on identifying sectors with positive fundamental/valuation outlooks and avoided those sectors with deteriorating credit trends or limited upside potential. The Fund maintained an underweighted position in industries with lower spread levels that would be more negatively impacted by a rising interest rate environment.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Global Strategic Income Trust. Mr. Michel served the interests of the Fund's shareholders for the last nine years. His hard work, dedication and contributions to the Fund will be greatly missed.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Global Aggregate Index (USD Hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Aggregate Index provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. For the six- and 12-month periods ended October 31, 2004, the Lipper Multi-Sector Income Funds Average consisted of 114 and 111 funds, respectively. These funds have generally similar investment objectives to AllianceBernstein Global Strategic Income Trust, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and 35% of its assets in lower-rated securities which may present greater risk. In an effort to increase yield, the Fund can use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings. While the Fund invests principally in bonds and other fixed income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                     Returns
PERIODS ENDED OCTOBER 31, 2004                        -------------------------
                                                       6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Strategic Income Trust
-------------------------------------------------------------------------------
   Class A                                               3.91%         5.89%
-------------------------------------------------------------------------------
   Class B                                               3.53%         5.13%
-------------------------------------------------------------------------------
   Class C                                               3.65%         5.25%
-------------------------------------------------------------------------------
   Advisor Class                                         4.07%         6.21%
-------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Index (USD Hedged)      3.39%         5.09%
-------------------------------------------------------------------------------
Lipper Multi-Sector Income Funds Average                 5.92%         9.06%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE FUND
1/9/96* TO 10/31/04


AllianceBernstein Global Strategic Income Trust Class A: $18,611
Lehman Brothers Global Aggregate Index: $17,950
Lipper Multi-Sector Income Funds Average: $17,482


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                 AllianceBernstein      Lehman Brothers          Lipper
                  Global Strategic     Global Aggregate       Multi-Sector
                    Income Trust             Index            Income Funds
                      Class A            (USD Hedged)            Average
-------------------------------------------------------------------------------
   1/9/96*           $  9,575              $ 10,000             $ 10,000
 10/31/96            $ 11,228              $ 10,563             $ 10,844
 10/31/97            $ 13,117              $ 11,602             $ 11,906
 10/31/98            $ 13,209              $ 12,866             $ 11,941
 10/31/99            $ 14,155              $ 13,019             $ 12,413
 10/31/00            $ 14,990              $ 13,961             $ 12,586
 10/31/01            $ 14,780              $ 15,679             $ 13,180
 10/31/02            $ 14,702              $ 16,450             $ 13,607
 10/31/03            $ 17,638              $ 17,082             $ 16,030
 10/31/04            $ 18,611              $ 17,950             $ 17,482


* The Fund's Class A shares inception date is 1/9/96. The growth of $10,000 for the Fund is calculated from the Fund's actual inception date. Daily data for the LB Global Aggregate Index (USD Hedged) was not available prior to 12/31/98. Daily data for the Lipper Average is not available. Therefore, the growth of $10,000 for the benchmark and Lipper Average is calculated from the closest month-end to the Fund's inception date, which is 12/31/95.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Strategic Income Trust Class A shares (from 1/9/96* to 10/31/04) as compared to the performance of its benchmark, the Lehman Brothers Global Aggregate Index, and the Lipper Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 5


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004

--------------------------------------------------------------
                            NAV Returns        SEC Returns

Class A Shares
1 Year                          5.89%              1.43%
5 Years                         5.66%              4.74%
Since Inception*                7.89%              7.36%
SEC Yield**                     4.27%

Class B Shares
1 Year                          5.13%              1.14%
5 Years                         4.92%              4.92%
Since Inception*                7.35%              7.35%
SEC Yield**                     3.75%

Class C Shares
1 Year                          5.25%              4.25%
5 Years                         4.95%              4.95%
Since Inception*                7.13%              7.13%
SEC Yield**                     3.75%

Advisor Class Shares
1 Year                          6.21%
5 Years                         5.96%
Since Inception*                5.39%
SEC Yield**                     4.77%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

--------------------------------------------------------------

Class A Shares
1 Year                                            -0.02%
5 Years                                            4.60%
Since Inception*                                   7.28%

Class B Shares
1 Year                                            -0.22%
5 Years                                            4.78%
Since Inception*                                   7.26%

Class C Shares
1 Year                                             2.73%
5 Years                                            4.78%
Since Inception*                                   7.04%


* Inception dates: 1/9/96 for Class A shares; 3/21/96 for Class B and C shares; 12/18/97 for Advisor Class shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2004.

See Historical Performance disclosures on page 4.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                               Beginning            Ending
                                             Account Value      Account Value      Expenses Paid
                                              May 1, 2004     October 31, 2004     During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                            $1,000           $1,039.08           $ 7.07
Hypothetical (5% return before expenses)          $1,000           $1,018.20           $ 7.00

Class B
Actual                                            $1,000           $1,035.26           $10.69
Hypothetical (5% return before expenses)          $1,000           $1,014.63           $10.58

Class C
Actual                                            $1,000           $1,036.45           $10.70
Hypothetical (5% return before expenses)          $1,000           $1,014.63           $10.58

Advisor Class
Actual                                            $1,000           $1,040.70           $ 5.54
Hypothetical (5% return before expenses)          $1,000           $1,019.71           $ 5.48


* Expenses are equal to the classes' annualized expense ratios of 1.38%, 2.09%, 2.09% and 1.08%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 7


                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
October 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $128.8


SECURITY TYPE BREAKDOWN*

     44.8%   Sovereign
     10.4%   Federal Agency
      9.0%   Bank Loans
      5.5%   Banking
      5.5%   Treasury
      3.5%   Supranationals
      2.6%   Paper/Packaging                       [PIE CHART OMITTED]
      1.9%   Communications-Mobile
      1.7%   Automotive
      1.4%   Cable
      1.2%   Broadcasting/Media
     10.7%   Other

      1.8%   Short-Term


* All data are as of October 31, 2004. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.0% of the following securities: Financial, Insurance, Industrial, Supermarket/Drug, Petroleum Products, Publishing, Consumer Manufacturing, Entertainment/Leisure, Building/Real Estate, Public Utilities-Electric & Gas, Food/Beverage, Gaming, Metals/Mining, Conglomerate/Miscellaneous, Containers, Public Utilities-Telephone, Retail, Service and Health Care.


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2004

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Argentina-0.7%
Government Obligations-0.7%
Republic of Argentina
  1.98%, 8/03/12(a)(b)                      US$           890     $     678,625
  11.38%, 1/30/17(a)(c)                                    50            16,000
  11.75%, 6/15/15(a)(c)                                   125            38,750
  12.00%, 6/19/31(a)(c)                                    27             7,910
  12.25%, 6/19/18(c)                                      239            71,038
  15.50%, 12/19/08(a)(c)                                  175            53,375
                                                                  -------------
Total Argentinian Securities
  (cost $728,451)                                                       865,698
                                                                  -------------
Australia-0.1%
Corporate Debt Obligation-0.1%
Commonwealth Bank of Australia
  4.65%, 6/15/18(d)
  (cost $149,210)                                         150           142,802
                                                                  -------------
Brazil-5.1%
Government Obligations-5.1%
Brazil Real Structured Product
  Zero Coupon, 4/05/10(a)                              22,734         2,867,062
Federal Republic of Brazil
  9.25%, 10/22/10                                         300           321,150
  10.50%, 7/14/14(a)                                    1,050         1,175,475
  11.00%, 8/17/40(a)                                       75            84,487
  12.00%, 4/15/10(a)                                    1,800         2,141,100
  12.75%, 1/15/20                                          25            31,250
                                                                  -------------
Total Brazilian Securities
  (cost $5,429,206)                                                   6,620,524
                                                                  -------------
Canada-6.6%
Corporate Debt Obligations-1.0%
Abitibi-Consolidated, Inc.
  6.00%, 6/20/13(a)                                     1,275         1,220,813
West Fraser Timber Co., Ltd.
  5.20%, 10/15/14(d)                                       56            56,305
                                                                  -------------
                                                                      1,277,118
                                                                  -------------
Government Obligation-5.6%
Government of Canada
  5.50%, 6/01/10(a)                         CAD         8,309         7,292,748
                                                                  -------------
Total Canadian Securities
  (cost $8,184,276)                                                   8,569,866
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Cayman Islands-0.3%
Preferred Stock-0.3%
ACE, Ltd. Series C
  7.80%, 5/30/08(a)
  (cost $325,000)                           US$        13,000     $     344,760
                                                                  -------------
Colombia-0.9%
Government Obligation-0.9%
Republic of Colombia
  11.75%, 2/25/20(a)
  (cost $923,352)                                         950         1,161,375
                                                                  -------------
Czech Republic-0.0%
Corporate Debt Obligation-0.0%
Oskar Mobil AS
  7.50%, 10/15/11(d)
  (cost $61,513)                            EUR            50            65,822
                                                                  -------------
Denmark-0.5%
Corporate Debt Obligation-0.5%
Danske Bank A/S
  5.88%, 3/26/15(a)(b)
  (cost $449,401)                                         440           624,980
                                                                  -------------
Ecuador-0.0%
Government Obligation-0.0%
Republic of Ecuador
  8.00%, 8/15/30(a)(d)(e)
  (cost $851)                               US$             1               845
                                                                  -------------
El Salvador-0.2%
Government Obligation-0.2%
Republic of El Salvador
  7.75%, 1/24/23(d)
  (cost $249,074)                                         250           267,500
                                                                  -------------
France-11.4%
Corporate Debt Obligations-0.4%
Crown European Holdings SA
  6.25%, 9/01/11(d)                         EUR           107           138,812
Legrand Holding SA
  10.50%, 2/15/13(a)                        US$           305           356,850
                                                                  -------------
                                                                        495,662
                                                                  -------------
Government Obligation-11.0%
Government of France
  4.00%, 10/25/13(a)                        EUR        11,000        14,217,984
                                                                  -------------
Total French Securities
  (cost $13,184,078)                                                 14,713,646
                                                                  -------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Germany-8.2%
Corporate Debt Obligations-0.4%
Grohe Holding Gmbh
  8.63%, 10/01/14(d)                        EUR           127     $     167,592
Kronos International, Inc.
  8.88%, 6/30/09(a)                                       250           342,656
                                                                  -------------
                                                                        510,248
                                                                  -------------
Government Obligations-7.8%
Bundesobligation
  4.25%, 2/15/08(a)                                     1,162         1,550,401
  4.50%, 8/17/07(a)                                     2,097         2,807,423
Deutsche Bundesrepublik
  5.00%, 1/04/12(a)                                     4,095         5,670,580
                                                                  -------------
                                                                     10,028,404
                                                                  -------------
Total German Securities
  (cost $9,273,201)                                                  10,538,652
                                                                  -------------
Greece-0.5%
Corporate Debt Obligation-0.5%
Antenna TV SA
  9.75%, 7/01/08(a)
  (cost $482,346)                                         540           700,549
                                                                  -------------
Hong Kong-0.1%
Corporate Debt Obligation-0.1%
Hutchison Whampoa International, Ltd.
  5.45%, 11/24/10(d)
  (cost $99,768)                            US$           100           102,955
                                                                  -------------
Ireland-0.3%
Corporate Debt Obligation-0.3%
JSG Funding Plc.
  10.13%, 10/01/12(a)(d)
  (cost $294,720)                           EUR           300           434,138
                                                                  -------------
Italy-3.8%
Corporate Debt Obligation-0.7%
Banca Popolare di Bergamo Capital Trust
  8.36%, 2/15/11(a)(d)                                    625           961,748
                                                                  -------------
Government Obligation-3.1%
Government of Italy
  5.00%, 5/01/08(a)                                     2,900         3,956,166
                                                                  -------------
Total Italian Securities
  (cost $4,397,568)                                                   4,917,914
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 11


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Japan-1.0%
Corporate Debt Obligations-1.0%
Mizuho Financial Group Cayman, Ltd.
  5.79%, 4/15/14(d)                         US$           200     $     208,110
  8.38%, 4/27/09(a)                                       990         1,079,001
                                                                  -------------
Total Japanese Securities
  (cost $1,248,966)                                                   1,287,111
                                                                  -------------
Kazakhstan-1.1%
Corporate Debt Obligation-1.1%
Kazkommerts International BV
  8.50%, 4/16/13(d)
  (cost $1,271,282)                                     1,300         1,355,250
                                                                  -------------
Luxembourg-1.0%
Corporate Debt Obligations-1.0%
Arcelor Finance SCA
  5.13%, 9/24/10(a)                         EUR           345           464,347
NOMA Luxembourg SA
  9.75%, 7/15/11(d)                                       218           289,068
PTC International Finance II SA
  11.25%, 12/01/09(a)                       US$           250           265,000
Sanitec International SA
  9.00%, 5/15/12(a)                         EUR           175           241,533
                                                                  -------------
Total Luxembourg Securities
  (cost $1,150,760)                                                   1,259,948
                                                                  -------------
Mexico-5.4%
Corporate Debt Obligations-0.5%
Innova S. de R.L.
  9.38%, 9/19/13(a)                         US$           405           449,550
  12.88%, 4/01/07(a)                                      282           284,416
                                                                  -------------
                                                                        733,966
                                                                  -------------
Government Obligations-4.9%
Mexican Bonos
  9.00%, 12/20/12(a)                        MXN         7,491           614,609
United Mexican States
  8.00%, 9/24/22(a)                         US$         3,206         3,683,694
  8.13%, 12/30/19(a)                                      925         1,082,713
  11.38%, 9/15/16(a)                                      606           901,425
                                                                  -------------
                                                                      6,282,441
                                                                  -------------
Total Mexican Securities
  (cost $6,860,654)                                                   7,016,407
                                                                  -------------
Netherlands-0.3%
Common Stock-0.1%
Versatel Telecom International NV(a)(f)     EUR        32,931            68,859
                                                                  -------------


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Corporate Debt Obligation-0.2%
Deutsche Telekom International Finance BV
  8.25%, 6/15/30(a)(e)                      US$           224     $     295,582
                                                                  -------------
Total Dutch Securities
  (cost $330,728)                                                       364,441
                                                                  -------------
Peru-0.1%
Government Obligation-0.1%
Republic of Peru
  8.38%, 5/03/16(a)
  (cost $113,465)                                         113           118,650
                                                                  -------------
Romania-0.5%
Corporate Debt Obligation-0.5%
MobiFon Holdings BV
  12.50%, 7/31/10(a)
  (cost $490,975)                                         500           592,500
                                                                  -------------
Russia-5.8%
Government Obligations-5.8%
Russian Federation
  5.00%, 3/31/30(d)(e)                                  4,960         4,967,440
Russian Ministry of Finance
  3.00%, 5/14/08(a)                                     2,670         2,469,750
                                                                  -------------
Total Russian Securities
  (cost $4,547,928)                                                   7,437,190
                                                                  -------------
South Africa-4.7%
Corporate Debt Obligations-4.7%
Development Bank of Southern Africa
  Zero Coupon, 12/31/27(a)                  ZAR        50,000         1,092,308
European Bank For Reconstruction
  & Development
  Zero Coupon, 12/31/29(a)                             50,000         1,173,824
International Bank For Reconstruction
  & Development
  Zero Coupon, 2/17/26(a)                              50,000         1,488,555
  Zero Coupon, 12/29/28(d)                            250,000         2,241,677
                                                                  -------------
Total South African Securities
  (cost $5,044,967)                                                   5,996,364
                                                                  -------------
Spain-2.0%
Government Obligation-2.0%
Government of Spain
  4.25%, 10/31/07(a)
  (cost $2,352,900)                         EUR         1,940         2,580,049
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 13


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Turkey-0.0%
Government Obligation-0.0%
Republic of Turkey
  11.50%, 1/23/12(a)
  (cost $63,608)                            US$            50     $      62,875
                                                                  -------------
Ukraine-1.7%
Government Obligations-1.7%
Government of Ukraine
  6.88%, 3/04/11(d)                                       100           101,000
  7.65%, 6/11/13(d)                                     2,000         2,058,000
  11.00%, 3/15/07(d)                                       23            25,411
                                                                  -------------
Total Ukrainian Securities
  (cost $2,124,855)                                                   2,184,411
                                                                  -------------
United Kingdom-4.4%
Corporate Debt Obligations-4.3%
Big Food Group Plc.
  9.75%, 6/30/12(d)                         GBP            92           178,110
British Telecommunications Plc.
  8.63%, 12/15/30(a)                        US$            50            66,825
HSBC Capital Funding LP
  4.61%, 6/27/13(a)(c)                                    370           358,429
mmo2 Plc.
  6.38%, 1/25/07(a)                         EUR           820         1,123,007
Rexam Plc.
  6.63%, 3/27/07(a)                                       810         1,113,267
Royal & Sun Alliance Insurance Group Plc.
  8.95%, 10/15/29(a)                        US$           305           384,540
Royal Bank of Scotland Group Plc.
  7.65%, 9/30/31(a)                                     1,875         2,266,172
                                                                  -------------
                                                                      5,490,350
                                                                  -------------
Preferred Stock-0.1%
Royal Bank of Scotland Group Plc.
  5.75%, 6/23/08(a)                                     4,700           120,555
                                                                  -------------
Total United Kingdom Securities
  (cost $4,527,197)                                                   5,610,905
                                                                  -------------
United States-41.0%
Corporate Debt Obligations-12.9%
AK Steel Corp.
  7.88%, 2/15/09(a)                                       250           253,750
Amerada Hess Corp.
  7.13%, 3/15/33(a)                                       450           498,096
Amkor Technology, Inc.
  7.75%, 5/15/13(a)                                       250           215,625
BellSouth Corp.
  5.20%, 9/15/14(a)                                        81            82,630


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Broder Brothers Co.
  11.25%, 10/15/10(a)                       US$           595     $     600,950
Calpine Corp.
  8.50%, 7/15/10(d)                                       335           246,225
Charter Communication Holdings LLC
  11.75%, 5/15/11(a)(g)                                   585           377,325
Comcast Cable Communications
  Holdings, Inc.
  8.38%, 3/15/13(a)                                       115           141,094
Continental Airlines, Inc.
  6.70%, 6/15/21(a)                                        94            88,004
  7.03%, 6/15/11(a)                                       450           347,937
  7.88%, 7/02/18(a)                                       200           188,271
Crum & Forster Holdings Corp.
  10.38%, 6/15/13(a)                                      240           256,800
Delhaize America, Inc.
  8.05%, 4/15/27(a)                                       860           939,203
Dex Media East LLC
  12.13%, 11/15/12(a)                                     134           166,495
Dex Media West LLC Series B
  9.88%, 8/15/13(a)                                       244           288,530
First American Capital Trust I
  8.50%, 4/15/12(a)                                       100           113,750
Foot Locker, Inc.
  8.50%, 1/15/22(a)                                       100           107,000
Ford Motor Co.
  6.38%, 2/01/29(a)                                        38            33,251
  7.45%, 7/16/31(a)                                       489           476,230
Foster's Financial Corp.
  4.88%, 10/01/14(d)                                       75            75,202
General Motors Acceptance Corp.
  7.00%, 2/01/12(a)                                       207           216,873
General Motors Corp.
  7.13%, 7/15/13(a)                                        50            51,877
  8.38%, 7/15/33(a)                                       500           520,293
Genworth Financial, Inc.
  1.60%, 6/20/11(a)                         JPY        22,000           204,108
Goldman Sachs Group, Inc.
  5.15%, 1/15/14(a)                         US$           400           405,850
HCA, Inc.
  7.58%, 9/15/25(a)                                        65            64,789
HLI Operating Co., Inc.
  10.50%, 6/15/10(a)                                      130           138,450
Huntsman International LLC
  10.13%, 7/01/09(a)                                      250           262,500
IBM Corp.
  4.75%, 11/29/12(a)                                      700           715,041
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)(g)                                   350           342,125
Insight Midwest LP/Insight Capital, Inc.
  9.75%, 10/01/09(a)                                      500           525,625


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 15


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
IPALCO Enterprises, Inc.
  8.38%, 11/14/08(a)(b)                     US$           150     $     167,625
Iridium LLC/Capital Corp. Series B
  14.00%, 7/15/05(a)(c)                                 2,000           252,500
JP Morgan Chase & Co.
  5.75%, 1/02/13(a)                                       900           962,725
Liberty Mutual Group
  5.75%, 3/15/14(d)                                       138           135,254
Markel Corp.
  7.35%, 8/15/34                                          100           105,707
MeadWestvaco Corp.
  6.85%, 4/01/12(a)                                       300           337,482
Morgan Stanley
  4.75%, 4/01/14(a)                                        78            76,411
National Waterworks, Inc. Series B
  10.50%, 12/01/12(a)                                     200           224,500
Nextel Partners, Inc.
  12.50%, 11/15/09(a)                                     341           390,019
Paxson Communications Corp.
  12.25%, 1/15/09(a)(g)                                   265           230,550
PF Export Receivables Master Trust
  6.44%, 6/01/15(d)                                       436           439,510
Pliant Corp.
  13.00%, 6/01/10(a)                                      395           368,338
Qwest Services Corp.
  13.50%, 12/15/10(d)                                     150           178,125
Rainbow National Services LLC
  10.38%, 9/01/14(a)(d)                                   250           272,500
Rite Aid Corp.
  11.25%, 7/01/08(a)                                      200           218,000
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                                      240           266,400
RJ Tower Corp.
  9.25%, 8/01/10(a)                         EUR           500           436,688
RR Donnelley & Sons Co.
  4.95%, 4/01/14(a)                         US$           489           491,537
SBC Communications, Inc.
  5.88%, 8/15/12(a)                                        19            20,518
  6.15%, 9/15/34                                          150           151,528
Six Flags, Inc.
  9.75%, 4/15/13(a)                                       250           240,938
Sprint Capital Corp.
  8.38%, 3/15/12(a)                                       119           146,047
Time Warner Entertainment Co. LP
  8.38%, 3/15/23(a)                                       175           214,278
Time Warner Telecom, Inc.
  10.13%, 2/01/11(a)                                      350           339,500
Universal City Development Partners
  11.75%, 4/01/10(a)                                      255           297,075
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                      250           284,375


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Williams Scotsman, Inc.
  9.88%, 6/01/07(a)                         US$           500     $     480,000
                                                                  -------------
                                                                     16,672,029
                                                                  -------------
Bank Loans-10.0%
Alderwoods Group, Inc.
  4.81%, 9/17/09                                          559           567,908
Allegheny Energy Supply Co.
  4.39-4.58%, 2/28/11                                     500           507,708
American Achievement Corp.
  4.29-4.46%, 3/31/11                                     498           504,341
Brenntag Group
  4.73%, 2/28/12                                        1,000         1,015,000
Dex Media West LLC
  3.62-4.32%, 3/09/10                                     897           909,788
Graham Packaging
  2.50%, 9/15/11                                          500           506,795
Keystone Automotive Operations, Inc.
  4.67%, 10/30/09                                         467           472,065
Landsource
  4.38%, 7/31/10                                          500           507,500
MGM Studios
  4.48%, 4/30/11                                        1,000         1,002,750
Multiplan
  4.34%, 3/31/09                                          498           501,853
Owens Illinois
  4.86%, 4/01/08                                          149           151,197
Panamsat Corp.
  4.35%, 7/01/11                                          500           499,896
PGT Industries
  4.96-5.13%, 2/28/10                                     486           492,176
Prestige Brands
  4.08%, 4/15/11                                          498           501,024
Rainbow National Services LLC
  2.75%, 3/31/12                                          500           507,604
Regal Cinemas
  4.23%, 10/19/10                                         482           487,813
Simmons Co.
  4.13-4.75%, 12/19/11                                    979           988,440
TRW Automotive
  4.13%, 2/28/11                                          697           706,512
Venetian Resort
  2.50%, 7/25/11                                           68            69,119
  4.50%, 7/25/11                                          432           438,835
VWR International
  4.58%, 4/05/11                                          458           464,723
Warner Music Group
  4.32-4.66%, 3/22/11                                     498           503,985
Western Wireless
  4.84-5.08%, 5/30/11                                     499           506,053
                                                                  -------------
                                                                     12,813,085
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 17


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. Government and Government
  Sponsored Agency Obligations-17.4%
Federal National Mortgage Association
  15 YR TBA
  5.50%, 11/25/19                           US$         3,300     $   3,416,530
Federal National Mortgage Association
  30 YR TBA
  6.00%, 11/25/34                                       7,500         7,774,215
  6.50%, 11/25/34                                       3,300         3,469,125
U.S. Treasury Bonds
  5.38%, 2/15/31(a)                                     2,101         2,281,965
U.S. Treasury Notes
  2.00%, 7/15/14 (TIPS)                                 3,317         3,431,773
  2.25%, 2/15/07(a)(h)                                  1,910         1,892,989
  4.75%, 5/15/14(a)                                       100           105,734
  4.88%, 2/15/12(a)                                        58            62,157
                                                                  -------------
                                                                     22,434,488
                                                                  -------------
Preferred Stocks-0.7%
Ford Motor Co. Capital Trust II
  6.50%, 1/15/32(a)                                    10,285           514,147
Genworth Financial, Inc.
  6.00%, 5/16/07(a)                                       350            10,248
Paxson Communications Corp.
  14.25%, 11/15/06(a)                                      35           266,000
XL Capital, Ltd. Class A
  6.50%, 5/15/07(a)                                     2,325            55,405
                                                                  -------------
                                                                        845,800
                                                                  -------------
Total United States Securities
  (cost $52,517,360)                                                 52,765,402
                                                                  -------------
Venezuela-0.2%
Government Obligation-0.2%
Republic of Venezuela
  9.25%, 9/15/27(a)
  (cost $175,993)                           US$           235           240,405
                                                                  -------------
SHORT-TERM INVESTMENT-1.9%
Repurchase Agreement-1.9%
State Street Bank
  1.75%, dated 10/29/04,
  due 11/01/04 in the amount
  of $2,500,365 (cost $2,500,000;
  collateralized by $2,545,000
  FHLB, 1.88%, due 2/15/05,
  value $2,543,371)                                     2,500         2,500,000
                                                                  -------------
Total Investments-109.8%
  (cost $129,553,653)                                               141,443,934
Other assets less liabilities-(9.8%)                                (12,599,961)
                                                                  -------------
Net Assets-100%                                                   $ 128,843,973
                                                                  =============


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)


                                                    U.S. $              U.S. $
                                Contract           Value on            Value at           Unrealized
                                 Amount          Origination          October 31,        Appreciation/
                                 (000)               Date                2004           (Depreciation)
-------------------------------------------------------------------------------------------------------
Buy Contracts

Japanese Yen,
  settling 11/05/04              303,482         $ 2,728,073         $ 2,862,665          $  134,592
Mexican Peso,
  settling 11/16/04               29,814           2,580,319           2,577,576              (2,743)

Sale Contracts

British Pound,
  settling 11/19/04                   99             176,757             180,783              (4,026)
Canadian Dollar,
  settling 11/09/04                8,983           7,127,496           7,359,289            (231,793)
Euro,
  settling 11/05/04-12/22/04      28,643          36,153,016          36,516,657            (363,641)
Japanese Yen,
  settling 11/05/04              328,599           2,997,069           3,099,587            (102,518)
Mexican Peso,
  settling 11/16/04                5,983             528,688             517,293              11,395
South African Rand,
  settling 11/22/04               31,678           5,001,798           5,148,654            (146,856)
Swedish Krona,
  settling 12/17/04                3,697             508,782             520,755             (11,973)



FINANCIAL FUTURES CONTRACTS SOLD (see Note D)



                   Number            Expiration        Original        U.S. $ Value at         Unrealized
Type              Contracts             Month           Value         October 31, 2004        Depreciation
-------------------------------------------------------------------------------------------------------------
U.S. Treasury        146              December        $16,005,250        $16,260,750           $ (255,500)
Note 5 Yr                               2004
Futures

U.S. Treasury        222              December         24,983,671         25,210,875             (227,204)
Note 10 Yr                              2004
Futures



INTEREST RATE SWAP TRANSACTIONS (see Note D)


                                                                   Rate Type
                                                        ------------------------------
                      Notional                             Payments         Payments          Unrealized
     Swap              Amount          Termination         made by         received by       Appreciation/
Counterparty           (000)              Date            the Fund         the Fund         (Depreciation)
------------------------------------------------------------------------------------------------------------
Deutsche Banc        MXN 46,500          1/12/07            8.03%*           10.35%            $ 93,887
Deutsche Banc        MXN 46,500          1/12/07            9.90%             8.03%*            (26,618)



* Variable rates are based on the Interbank equilibrium interest rate for Mexican Pesos


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 19


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

(a) Positions, or a portion thereof, with an aggregate market value of $90,688,278 have been segregated to collateralize forward exchange currency contracts.

(b) Coupon rate adjusts on a predetermined schedule to a rate based on a specific Index. Stated interest rate was in effect at October 31, 2004.

(c)  Security is in default and is non-income producing.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004 these securities amounted to $14,506,082 or 11.3% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate was in effect at October 31, 2004.

(f)  Non-income producing security.

(g) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h) A portion of this position, with a market value of $802,786 has been segregated to collateralize margin requirements for the open futures contracts.

Glossary:

TBA - (To Be Assigned) Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FHLB - Federal Home Loan Bank

TIPS - Treasury Inflation Protected Security


Currency Abbreviations:

CAD - Canadian Dollar

EUR - Euros

GBP - Great British Pound

JPY - Japanese Yen

MXN - Mexican Peso

US$ - United States Dollar

ZAR - South African Rand


See notes to financial statements.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2004


ASSETS
Investments in securities, at value (cost $129,553,653)           $ 141,443,934
Cash                                                                    323,045
Foreign cash, at value (cost $196,235)                                    4,912
Unrealized appreciation on interest rate swap contracts                  93,887
Receivable for investment securities sold                             9,035,337
Interest receivable                                                   1,718,089
Receivable for capital stock sold                                       133,813
Unrealized appreciation of forward exchange currency contracts          145,987
                                                                  -------------
Total assets                                                        152,899,004
                                                                  -------------
LIABILITIES
Payable for investment securities purchased                          22,216,651
Unrealized depreciation of forward exchange currency contracts          863,550
Payable for capital stock redeemed                                      333,793
Dividends payable                                                       169,659
Payable for variation margin on futures contracts                       115,189
Distribution fee payable                                                 91,119
Advisory fee payable                                                     58,603
Unrealized depreciation on interest rate swap contracts                  26,618
Administrative fee payable                                                7,836
Transfer Agent fee payable                                                7,532
Accrued expenses and other liabilities                                  164,481
                                                                  -------------
Total liabilities                                                    24,055,031
                                                                  -------------
Net Assets                                                        $ 128,843,973
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      14,922
Additional paid-in capital                                          164,033,728
Distributions in excess of net investment income                     (3,064,307)
Accumulated net realized loss on investment
  and foreign currency transactions                                 (43,088,604)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities            10,948,234
                                                                  -------------
                                                                  $ 128,843,973
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($29,464,781/3,409,780 shares of capital stock
  issued and outstanding)                                                $ 8.63
Sales charge--4.25% of public offering price                                .38
                                                                         ------
Maximum offering price                                                   $ 9.01
                                                                         ======
Class B Shares
Net asset value and offering price per share
  ($84,385,461/9,776,014 shares of capital stock
  issued and outstanding)                                                $ 8.63
                                                                         ======
Class C Shares
Net asset value and offering price per share
  ($14,093,988/1,631,723 shares of capital stock
  issued and outstanding)                                                $ 8.64
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($899,743/104,263 shares of capital stock
  issued and outstanding)                                                $ 8.63
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 21


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2004


INVESTMENT INCOME
Interest (net of foreign taxes withheld
  of $46,946)                                     $ 10,208,355
Income from dollar rolls                               619,136
Dividends                                              105,357     $ 10,932,848

EXPENSES
Advisory fee                                         1,079,330
Distribution fee--Class A                              100,023
Distribution fee--Class B                              986,222
Distribution fee--Class C                              173,132
Custodian                                              301,403
Transfer agency                                        209,214
Audit and legal                                        122,909
Administrative                                          99,350
Printing                                                75,118
Registration                                            55,149
Directors' fees                                         20,577
Miscellaneous                                            9,278
                                                  ------------
Total expenses                                       3,231,705
Less: expense waived and reimbursed by
  the Adviser (see Note B)                            (255,586)
Less: expense offset arrangement
  (see Note B)                                             (16)
                                                  ------------
Net expenses                                                          2,976,103
                                                                   ------------
Net investment income                                                 7,956,745
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                             7,444,800
  Futures contracts                                                  (2,410,340)
  Swap contracts                                                         76,476
  Foreign currency transactions                                      (3,578,194)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        (1,211,280)
  Futures contracts                                                     (84,820)
  Swap contracts                                                          4,364
  Foreign currency denominated assets
    and liabilities                                                    (506,210)
                                                                   ------------
Net loss on investments and foreign
  currency transactions                                                (265,204)
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $  7,691,541
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                            $   7,956,745    $  11,045,609
Net realized gain (loss) on investments and
  foreign currency transactions                      1,532,742       (3,088,422)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (1,797,946)      23,769,677
Contribution from Adviser                                   -0-          38,824
                                                 -------------    -------------
Net increase in net assets from
  operations                                         7,691,541       31,765,688

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                           (1,989,480)      (1,584,457)
  Class B                                           (5,169,553)      (4,213,150)
  Class C                                             (906,665)        (742,218)
  Advisor Class                                        (72,007)         (59,467)
Tax return of capital
  Class A                                                   -0-      (1,254,965)
  Class B                                                   -0-      (3,337,017)
  Class C                                                   -0-        (587,872)
  Advisor Class                                             -0-         (47,101)

CAPITAL STOCK TRANSACTIONS
Net decrease                                       (45,824,945)     (22,455,677)
                                                 -------------    -------------
Total decrease                                     (46,271,109)      (2,516,236)

NET ASSETS
Beginning of period                                175,115,082      177,631,318
                                                 -------------    -------------
End of period (including distributions
  in excess of net investment income
  of $(3,064,307) and $(1,620,028),
  respectively)                                  $ 128,843,973    $ 175,115,082
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of div-


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 25


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

idends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities as adjustments to interest income for financial reporting purposes only.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.90%, 2.60%, 2.60% and 1.60% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 2004, there were no fees waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004, such waiver amounted to $255,586. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

During the year ended October 31, 2003, the Fund engaged in various interest rate swap transactions. The Adviser became aware of an interest rate swap that was priced incorrectly during the fiscal year that caused the Fund's net assets to be overstated by $633,512 at fiscal year end. The Fund's Adviser has agreed to reimburse the Fund for $38,824, which represents the net loss incurred as a result of this overstatement.

Pursuant to the Advisory Agreement, the Fund paid $99,350 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $116,544, for the year ended October 31, 2004.

For the year ended October 31, 2004, the Fund's expenses were reduced by $16 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,647 from the sale of Class A shares and received $798, $194,575 and $1,540 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

Brokerage commissions paid on investment transactions for the year ended October 31, 2004 amounted to $594, none of which was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 27


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,100,125 and $1,379,338 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $ 133,875,118    $ 185,895,375
U.S. government securities                          20,583,815       21,503,244


At October 31, 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts and swap contracts) are as follows:

Cost                                                              $ 129,795,378
                                                                  -------------
Gross unrealized appreciation                                     $  13,501,857
Gross unrealized depreciation                                        (1,853,301)
                                                                  -------------
Net unrealized appreciation                                       $  11,648,556
                                                                  =============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 29


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2004, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of October 31, 2004.

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 31


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold              393,391     2,976,832    $  3,409,621    $ 25,341,854
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          165,212       209,541       1,427,219       1,769,520
-------------------------------------------------------------------------------
Shares converted
  from Class B           302,546       178,205       2,599,487       1,514,848
-------------------------------------------------------------------------------
Shares redeemed       (1,733,499)   (4,070,066)    (14,953,806)    (34,486,726)
-------------------------------------------------------------------------------
Net decrease            (872,350)     (705,488)   $ (7,517,479)   $ (5,860,504)
===============================================================================

Class B
Shares sold              660,862     1,970,943    $  5,754,392    $ 16,670,477
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          382,569       345,826       3,307,819       3,082,283
-------------------------------------------------------------------------------
Shares converted
  to Class A            (302,466)     (178,206)     (2,599,487)     (1,514,848)
-------------------------------------------------------------------------------
Shares redeemed       (4,305,485)   (3,975,274)    (37,142,352)    (33,641,565)
-------------------------------------------------------------------------------
Net decrease          (3,564,520)   (1,836,711)   $(30,679,628)   $(15,403,653)
===============================================================================

Class C
Shares sold              204,616       651,156    $  1,783,908    $  5,618,834
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           58,582        59,400         507,491         501,400
-------------------------------------------------------------------------------
Shares redeemed       (1,078,222)     (860,429)     (9,339,977)     (7,273,879)
-------------------------------------------------------------------------------
Net decrease            (815,024)     (149,873)   $ (7,048,578)   $ (1,153,645)
===============================================================================

Advisor Class
Shares sold                1,846         7,054    $     16,225    $     58,809
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            6,760        10,173          58,346          87,822
-------------------------------------------------------------------------------
Shares redeemed          (75,772)      (21,153)       (653,831)       (184,506)
-------------------------------------------------------------------------------
Net decrease             (67,166)       (3,926)   $   (579,260)   $    (37,875)
===============================================================================


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2004.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 33


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                  2004             2003
                                             =============    =============
Distributions paid from:
  Ordinary income                            $   8,137,705    $   6,599,292
                                             -------------    -------------
Total taxable distributions                      8,137,705        6,599,292
Tax return of capital                                   -0-       5,226,955
                                             -------------    -------------
Total distributions paid                     $   8,137,705    $  11,826,247
                                             =============    =============


As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $ (46,940,781)(a)
Unrealized appreciation/(depreciation)                           11,905,763(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $ (35,035,018)(c)
                                                              =============

(a) On October 31, 2004 the Fund had a net capital loss carryforward of $43,545,562 of which $19,724,391 expires in the year 2009 and $23,821,171 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $4,529,180. For the year ended October 31, 2004, the cumulative deferred loss on straddles was $3,395,219.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences, primarily due to the distribution in excess of net investment income, the tax treatment of bond premiums, the tax treatment of swap income and the tax treatment of foreign currency gains and losses, resulted in a net increase in distribution in excess of net investment income, a decrease in accumulated net realized loss on investments and foreign currency transactions, and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 35


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against



_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 37


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class A
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                               2004(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.65        $7.75        $8.43        $9.53        $9.91

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .48(d)       .55          .63          .78          .83
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .02          .93         (.67)        (.90)        (.22)
Net increase (decrease) in
  net asset value from
  operations                                     .50         1.48         (.04)        (.12)         .61

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.52)        (.29)        (.52)        (.71)        (.83)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.16)
Tax return of capital                             -0-        (.29)        (.12)        (.27)          -0-
Total dividends and distributions               (.52)        (.58)        (.64)        (.98)        (.99)
Net asset value, end of
  period                                       $8.63        $8.65        $7.75        $8.43        $9.53

TOTAL RETURN
Total investment return based
  on net asset value(e)                         5.89%       19.57%        (.50)%      (1.50)%       6.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $29,465      $37,043      $38,631      $57,667      $52,561
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.43%        1.60%        1.53%        1.45%        1.54%
  Expenses, before
    waivers/reimbursements                      1.60%        1.60%        1.53%        1.45%        1.54%
  Net investment income                         5.83%(d)     6.50%        7.71%        8.60%        8.32%
Portfolio turnover rate                          106%         155%         268%         304%         321%



See footnote summary on page 42.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                       Class B
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                               2004(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.65        $7.74        $8.42        $9.52        $9.90

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .41(d)       .48          .57          .71          .76
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .02          .95         (.67)        (.90)        (.23)
Net increase (decrease) in
  net asset value from
  operations                                     .43         1.43         (.10)        (.19)         .53

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.45)        (.27)        (.47)        (.65)        (.76)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.15)
Tax return of capital                             -0-        (.25)        (.11)        (.26)          -0-
Total dividends and
  distributions                                 (.45)        (.52)        (.58)        (.91)        (.91)
Net asset value, end of period                 $8.63        $8.65        $7.74        $8.42        $9.52

TOTAL RETURN
Total investment return based
  on net asset value(e)                         5.13%       18.89%       (1.23)%      (2.24)%       5.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $84,385     $115,414     $117,529     $156,948     $118,356
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.15%        2.31%        2.24%        2.16%        2.27%
  Expenses, before
    waivers/reimbursements                      2.32%        2.31%        2.24%        2.16%        2.27%
  Net investment income                         5.12%(d)     5.83%        7.02%        7.85%        7.66%
Portfolio turnover rate                          106%         155%         268%         304%         321%



See footnote summary on page 42.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 39


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Class C
                                            ---------------------------------------------------------------
                                                                Year Ended October 31,
                                            ---------------------------------------------------------------
                                               2004(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.65        $7.75        $8.43        $9.52        $9.90

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .40(d)       .50          .57          .72          .77
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .04          .92         (.67)        (.90)        (.24)
Net increase (decrease) in
  net asset value from
  operations                                     .44         1.42         (.10)        (.18)         .53

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.45)        (.28)        (.47)        (.65)        (.76)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.15)
Tax return of capital                             -0-        (.24)        (.11)        (.26)          -0-
Total dividends and
  distributions                                 (.45)        (.52)        (.58)        (.91)        (.91)
Net asset value, end of
  period                                       $8.64        $8.65        $7.75        $8.43        $9.52

TOTAL RETURN
Total investment return based
  on net asset value(e)                         5.25%       18.74%       (1.22)%      (2.13)%       5.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $14,094      $21,175      $20,113      $33,035      $32,345
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.14%        2.30%        2.23%        2.15%        2.25%
  Expenses, before
    waivers/reimbursements                      2.31%        2.30%        2.23%        2.15%        2.25%
  Net investment income                         5.14%(d)     5.81%        7.00%        7.90%        7.68%
Portfolio turnover rate                          106%         155%         268%         304%         321%




See footnote summary on page 42.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                    Advisor Class
                                            ---------------------------------------------------------------
                                                                Year Ended October 31,
                                            ---------------------------------------------------------------
                                               2004(a)      2003         2002(b)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $8.65        $7.74        $8.43        $9.53        $9.92

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                         .47(d)       .57          .65          .80          .88
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .05          .95         (.67)        (.89)        (.25)
Net increase (decrease) in
  net asset value from
  operations                                     .52         1.52         (.02)        (.09)         .63

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.54)        (.34)        (.54)        (.73)        (.86)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.16)
Tax return capital                                -0-        (.27)        (.13)        (.28)          -0-
Total dividends and
  distributions                                 (.54)        (.61)        (.67)       (1.01)       (1.02)
Net asset value, end of
  period                                       $8.63        $8.65        $7.74        $8.43        $9.53

TOTAL RETURN
Total investment return based
  on net asset value(e)                         6.21%       20.10%        (.31)%      (1.19)%       6.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                               $900       $1,483       $1,358       $1,350       $2,658
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.13%        1.30%        1.24%        1.13%        1.23%
  Expenses, before
    waivers/reimbursements                      1.30%        1.30%        1.24%        1.13%        1.23%
  Net investment income                         6.15%(d)     6.84%        8.08%        8.81%        8.71%
Portfolio turnover rate                          106%         155%         268%         304%         321%



See footnote summary on page 42.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 41


                                                           Financial Highlights
-------------------------------------------------------------------------------

(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $0.001 for Class A, B, C, and Advisor Class and increase net realized and unrealized gain (loss) on investment transactions per share by $0.001 for Class A, B, C, and Advisor Class. Consequently, the ratios of net investment income to average net assets were decreased by 0.20% for Class A, B, C and Advisor Class, respectively.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.03, decrease net realized and unrealized loss on investments per share by $.03 for Class A, B, C and Advisor Class, respectively, and decrease the ratio of net investment income to average net assets from 8.03% to 7.71% for Class A, from 7.34% to 7.02% for Class B, from 7.32% to 7.00% for Class C and from 8.40% to 8.08% for Advisor Class. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Strategic Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Strategic Income Trust, Inc. at October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                          /s/ Ernst & Young LLP

                                                          New York, New York
                                                          December 15, 2004


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 43


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)  Member of the Audit Committee and Governance and Nominating Committee.

(2) Mr. Peebles is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                PORTFOLIOS
                                                                                  IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX        DIRECTORSHIPS
   DATE OF BIRTH,                          OCCUPATION(S)                         OVERSEEN BY        HELD BY
   (YEAR ELECTED)                       DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
-----------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer +                     Executive Vice President of ACMC                  68             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
10/2/57                             predecessor since prior to 1999.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr. #             Investment adviser and an                        116             None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
Chairman of the Board               investment adviser, with which he
9/7/32                              had been associated since prior to
(1995)                              1999. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Invest-
                                    ment Officer of the New York Bank
                                    for Savings.

Ruth Block**                        Formerly Executive Vice President                 96             None
500 SE Mizner Blvd.                 and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
11/7/30                             the United States; Chairman and
(1995)                              Chief Executive Officer of Evlico;
                                    Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty chem-
                                    icals), Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large National
                                    Association of Securities Dealers, Inc.

David H. Dievler #                  Independent consultant. Until                    100             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1995)                              responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.



_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 45


                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                                PORTFOLIOS
                                                                                  IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX        DIRECTORSHIPS
   DATE OF BIRTH,                          OCCUPATION(S)                         OVERSEEN BY        HELD BY
   (YEAR ELECTED)                       DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
-----------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin #                    Consultant. Formerly President of                 98             None
P.O. Box 12                         Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
2/19/42 (1995)                      Senior Advisor from June 1999-
                                    June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989-
                                    May 1999. Previously, Director of
                                    the National Academy of Design
                                    and during 1988-1992, he was
                                    Director and Chairman of the
                                    Audit Committee of ACMC.

Donald J. Robinson #                Senior Counsel to the law firm of                 96             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a
8/24/34  (1996)                     senior partner and a member of
                                    the Executive Committee of that
                                    firm. Formerly a member and
                                    Chairman of the Municipal Secur-
                                    ities Rulemaking Board and a
                                    Trustee of the Museum of the City
                                    of New York.



*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depository Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.

#  Member of the Audit Committee and the Governance and Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



NAME, ADDRESS* AND                  POSITION(S)                     PRINCIPAL OCCUPATION
DATE OF BIRTH                       HELD WITH FUND                  DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President                       See biography above.
10/2/57

Philip L. Kirstein                  Senior Vice President           Senior Vice President, Independent
5/29/45                             and Independent                 Compliance Officer-Mutual Funds of
                                    Compliance Officer              ACMC with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from 2003
                                                                    to October 2004, and General Counsel
                                                                    and First Vice President of Merrill Lynch
                                                                    Investment Managers, LLP since prior
                                                                    to 1999.

Douglas J. Peebles                  Vice President                  Executive Vice President of ACMC**,
8/10/65                                                             with which he has been associated
                                                                    since prior to 1999.

Mark R. Manley                      Secretary                       Senior Vice President and Deputy
10/23/62                                                            General Counsel and Chief Compliance
                                                                    Officer of ACMC**, with which he has
                                                                    been associated since prior to 1999.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")**, and
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research and Management,
                                                                    Inc. ("ABIRM")**, with which he has
                                                                    been associated since prior to 1999.

Vincent S. Noto                     Controller                      Vice President of AGIS,** with which
12/14/64                                                            he has been associated since prior to
                                                                    1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 47


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


GSIFAR1004


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.



                                                                     Audit-Related
                                                      Audit Fees          Fees         Tax Fees
----------------------------------------------------------------------------------------------------
AllianceBernstein Global Strategic      2003            52,000           9,047          14,814
Income Trust, Inc.
                                        2004            55,000           3,325          23,038



(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):




                                                                                      Total Amount of
                                                                                  Foregoing Column Pre-
                                                                                  approved by the Audit
                                                         All Fees for                    Committee
                                                      Non-Audit Services           (Portion Comprised of
                                                        Provided to the              Audit Related Fees)
                                                     Portfolio, the Adviser         (Portion Comprised of
                                                     and Service Affiliates               Tax Fees)
--------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Strategic      2003              772,826                         410,861
Income Trust, Inc.                                                                        396,047
                                                                                           14,814
                                        2004            1,128,095                         176,363
                                                                                          153,325
                                                                                           23,038


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.      DESCRIPTION OF EXHIBIT
      -----------      ----------------------

      11 (a) (1)       Code of ethics that is subject to the disclosure of
                       Item 2 hereof

      11 (b) (1)       Certification of Principal Executive Officer Pursuant
                       to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (b) (2)       Certification of Principal Financial Officer Pursuant
                       to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Strategic Income Trust, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    December 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    December 31, 2004

By:      /s/ Mark D. Gersten
         -----------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    December 31, 2004


00250.0073 #462870v4